Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent events
Subsequent events

(32)Subsequent events

●	JOINT BUSINESS ARRANGEMENTS WITH ORTHO

The Group’s joint business arrangement with Ortho (QuidelOrtho), initiated over 40 years ago and originally focused on the development and production of HIV and HCV antigens, was terminated effective January 1, 2026, pursuant to a Settlement and Termination Agreement executed on April 11, 2026, as both businesses and the relevant market have significantly evolved over time. The parties agreed on a settlement amount of US Dollars 65 million to be paid by QuidelOrtho to the Group as a final and comprehensive settlement of all matters arising from the termination: US Dollars 25 million in Q2 2026, US Dollars 25 million in Q1 2027, and US Dollars 15 million in Q1 2028. Concurrently, the parties entered into a new multi-year Exclusive Supply Agreement under which the Group continues as exclusive supplier of antigens to Ortho, while retaining the right to supply antigens to third parties (including Abbott Laboratories, Siemens and OraSure Technologies) and to develop products independently, subject to customary intellectual property terms.

●	REFINANCING OF A PORTION OF THE SENIOR SECURED DEBT

Subsequent to December 31, 2025, the Group continued to advance its plans to proactively refinance its senior debt maturing in 2027. On April 14, 2026, the Group entered into a new credit agreement with a syndicate of banks whereby such banks have agreed to extend certain credit facilities consisting of term loans of US Dollar 2 billion and Euros 1.25 billion, both maturing in April 2033, as well as a revolving credit facility of US Dollar 2.065 billion, maturing in November 2032. The proceeds of the term loans were are being used to fully repay the outstanding loans under the First Lien Credit Facilities and certain other debt.

●	POTENTIAL U.S. BIOPHARMA IPO

Following approval by the Group’s Board, on March 24, 2026 it was announced that the Group will potentially pursue an initial public offering of a minority stake in its U.S. Biopharma business, subject to market conditions and applicable legal and regulatory requirements. The transaction is intended to support the Group’s strategic priorities, including debt reduction and investment in growth initiatives. Upon completion, Grifols S.A. would retain control of the U.S. business and remain listed in Spain, while the U.S. Biopharma entity would operate as a separately governed, U.S.-listed company with its own board and management team.

●	REPAYMENT OF EIB TERM LOANS

On March 16, 2026, the Group prepaid in full the outstanding amounts owed under the 2017 EIB Term Loan and 2018 EIB Term Loan for an amount of Euros 54 million, resulting in the termination of the EIB Term Loans. The Group is currently negotiating with the EIB the execution of the corresponding documentation for the cancellation of the security interest and guarantees granted in favor of the EIB to secure/guarantee the EIB Term Loans.

●	GEOPOLITICAL TENSIONS IN THE MIDDLE EAST

At the end of February 2026, tensions in the Middle East escalated on the back of military operations in the region. At the date of preparation of these consolidated financial statements, this situation persists and could affect the normal course of the Group’s operations in this area, as well as the overall conditions in international markets. Management is continuously monitoring these events and assessing their potential effects on the Group’s results and cash flows.